                                AMENDMENT NO. 4

                                      TO

                     THIRD AMENDED AND RESTATED REVOLVING
                         CREDIT AND SECURITY AGREEMENT

     THIS AMENDMENT NO. 4 (the "Amendment") is entered into as of March 29, 2001, by and among WinCup Holdings, Inc., Radnor Chemical Corporation, StyroChem U.S., Ltd., Radnor Holdings Corporation ("Radnor"), Radnor Delaware, Inc., StyroChem Delaware, Inc. and WinCup Texas, Ltd. (collectively, the "U.S. Borrowers"), StyroChem Europe (the Netherlands) B.V., StyroChem Finland Oy, ThermiSol Denmark A/S, ThermiSol Sweden AB and ThermiSol Finland Oy (collectively, the "European Borrowers", and together with the U.S. Borrowers, the "Borrowers"), Bank of America, N.A. ("Bank of America") and each of the other financial institutions which are or become parties hereto (collectively, the "Lenders") and Bank of America, as administrative and collateral agent for the Lenders (in such capacity, the "Agent").

                                   BACKGROUND
                                   ----------

     The Borrowers, the Lenders and the Agent are parties to a Third Amended and Restated Revolving Credit and Security Agreement dated as of December 29, 1999, as amended by Amendment No. 1 to Third Amended and Restated Revolving Credit and Security Agreement dated as of March 13, 2000, Amendment No. 2 to Third Amended and Restated Revolving Credit and Security Agreement dated as of May 16, 2000, and Amendment No. 3 to Third Amended and Restated Revolving Credit and Security Agreement dated as of December 8, 2000 (as may be further amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which the Lenders provide the Borrowers with certain financial accommodations.

     The Borrowers have requested certain modifications to the Loan Agreement. Such modifications require the consent of the Required Lenders (as defined in the Loan Agreement). The Required Lenders have consented to the requested modifications on the terms and conditions hereafter set forth.

     NOW THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of the Borrowers by any Lender and the Agent, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

     1.   Definitions.  All capitalized terms not otherwise defined herein shall
          -----------
have the meanings given to them in the Loan Agreement.

     2.   Amendment to Loan Agreement.  Subject to satisfaction of the
          ---------------------------
conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

          (a) A new definition of "Additional Advances" is hereby added to the Loan Agreement in the appropriate alphabetical order:

          "Additional Advances" shall mean any Revolving Advance made by the
           -------------------
     Lenders to the Borrowers from March 29, 2001 through and including August 16, 2001, if (x) such Revolving Advance is made pursuant to Section 2.1(a)(iii) or 2.1A(a)(iii) or (y) such Revolving Advance is made pursuant to the increase to the U.S. Borrowing Base or the European Borrowing Base, as applicable, permitted pursuant to Sections 2.1(a)(i)(x), 2.1(a)(ii)(x)(A), 2.1(a)(ii)(y)(A), 2.1A(a)(i)(x) or 2.1A(ii)(y)(A), such increase to be measured against the U.S. Borrowing Base or the European Borrowing Base, as applicable, as otherwise calculated pursuant to Section
     2.1 utilizing the advance levels for Revolving Advances made on or after August 17, 2001.

          (b) The definition of "Applicable Margin" in Section 1.2 of the Loan Agreement, is hereby amended in its entirety to read as follows:

          "Applicable Margin" for any period shall be determined by the ratio of
           -----------------
     Funded Indebtedness to EBITDA calculated for the most recent fiscal quarter with respect to the four fiscal quarters then ended which shall be subject to adjustment from time to time as set forth in Section 3.1 and Section 3.3(b). The Applicable Margin with respect to Eurodollar Rate Loans, Domestic Rate Loans and the Facility Fee provided for in Section 3.3(b) hereof, as the case may be, shall be the percentage set forth below as corresponds to the applicable ratio set forth below:

            Funded Indebtedness                   Domestic         Eurodollar       Facility
                 To EBITDA                      Rate Margin       Rate Margin          Fee
                 ---------                      -----------       -----------          ---
Greater than 5.0 to 1.0                             1.00%             2.50%           .50%

Greater than 4.1 to 1.0 but equal to or              .75%             2.25%          .375%
 less than 5.0 to 1.0

Greater than 3.1 to 1.0 but equal to or              .50%             2.00%           .25%
 less than 4.1 to 1.0

Greater than 2.1 to 1.0 but equal to or              .25%             1.75%          .125%
 less than 3.1 to 1.0

Equal to or less than 2.1 to 1.0                       0%             1.50%          .125%

          In the event of a Default or Event of Default hereunder, the Applicable Margin shall be 1.00% in the case of the Domestic Rate Margin, 2.50% in the case of the Eurodollar Rate Margin and .50% in the case of the Facility Fee. Notwithstanding anything to the contrary contained herein, from March 29, 2001 through and including August 16, 2001, the Eurodollar Rate Margin shall be 2.75%.

          (b) Section 1.2 of the Loan Agreement is hereby amended by amending the following defined term in its entirety as follows:

               "Maximum European Loan Amount" shall mean $9,000,000.
                ----------------------------

          (c) Section 1.2 of the Loan Agreement is hereby amended by amending the following defined term in its entirety as follows:

               "Maximum U.S. Loan Amount" shall mean $41,000,000.
                ------------------------

          (d) Section 2.1(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

          "(a)  U.S. Borrowing Base.  Subject to the terms and conditions set
                -------------------
     forth in this Agreement, each Lender, severally and not jointly, agrees to make U.S. Revolving Advances to U.S. Borrowers in accordance with the procedures provided for herein in an aggregate amount outstanding at any time not greater than such Lender's Commitment Percentage of the U.S. Borrowing Base (as defined below) minus (1) the undrawn or unreimbursed
                                       -----
     amount of outstanding U.S. Letters of Credit and (2) Swingline Loans outstanding. For purposes hereof, "U.S. Borrowing Base" shall mean the lesser of (x) the Maximum U.S. Loan Amount or (y) the sum of:

               (i) (x) from April 17, 2001 through and including August 16, 2001, 90% and (y) from August 17, 2001 and thereafter, 85%, subject to the provisions of Section 2.1(b) hereof ("U.S. Receivables Advance Rate"), of Eligible Receivables of U.S. Borrowers, plus
                                                             ----

               (ii) the lesser of (x) (A) from April 17, 2001 through and including August 16, 2001, $21,000,000 and (B) from August 17, 2001 and thereafter, $18,000,000 or (y) (A) from April 17, 2001 through and including August 16, 2001, up to 70% and (B) from August 17, 2001 and thereafter, up to 60%, subject to the provisions of Section 2.1(b) hereof ("U.S. Inventory Advance Rate"), of Eligible Inventory of U.S. Borrowers (the U.S. Receivables Advance Rate and the U.S. Inventory Advance Rate shall be referred to, collectively, as the "U.S. Advance Rates"), plus
                   ----

               (iii) from March 29, 2001 through and including April 16, 2001, $6,000,000 less advances made pursuant to Section 2.1A(a)(iii) below, minus
          -----

               (iv) such reserves as Agent may, in a commercially reasonable manner, reasonably deem proper and necessary.

          The U.S. Revolving Advances shall otherwise be evidenced by a U.S. Revolving Credit Note in the form attached hereto as Exhibit 2.1."
                                                          -----------

          (e) Section 2.1A(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

          "(a) European Borrowing Base.  Subject to the terms and conditions
               -----------------------
     set forth in this Agreement, each Lender, severally and not jointly, agrees to make European Advances to European Borrowers in accordance with the procedures provided for herein in an aggregate amount outstanding at any time not greater than such Lender's Commitment Percentage of the European Borrowing Base (as defined below) minus the undrawn or unreimbursed amount
                                       -----
     of outstanding European Letters of Credit. For purposes hereof, "European Borrowing Base" shall mean the lesser of (x) the Maximum European Loan Amount or (y) the sum of:

               (i) (x) from April 17, 2001 through and including August 16, 2001, 90% and (y) from August 17, 2001 and thereafter, 85%, subject to the provisions of Section 2.1A(b) hereof ("European Receivables Advance Rate"), of Eligible Receivables of European Borrowers, plus
                                                                         ----

               (ii) the lesser of (x) $5,000,000 or (y) (A) from April 17, 2001 through and including August 16, 2001, up to 70% and (B) from August 17, 2001 and thereafter, up to 60%, subject to the provisions of
          Section 2.1A(b) hereof ("European Inventory Advance Rate"), of Eligible Inventory of European Borrowers (the European Receivables Advance Rate and the European Inventory Advance Rate shall be referred to, collectively, as the "European Advance Rates"), plus
                                                              ----

               (iii) from March 29, 2001 through and including April 16, 2001, $6,000,000 less advances made pursuant to Section 2.1(a)(iii) above,

          minus
          -----

               (iv) such reserves as Agent may, in a commercially reasonable manner, reasonably deem proper and necessary.

          The European Revolving Advances shall otherwise be evidenced by a European Revolving Note in the form attached hereto as Exhibit 2.1A."
                                                            ------------

     (f) Section 6.9 of the Loan Agreement is hereby amended to read in its entirety as follows:

               "6.9 Net Income.  Achieve Net Income (excluding non-cash
                    ----------
          extraordinary items and including the Chevron settlement amount referenced in Footnote 3 to the Company's audited financial statements for the year ended December 31, 2000) of (x) not less than a negative $1,000,000 for the fiscal year 2000, and (y) thereafter, at least $1 in each fiscal year, for Radnor on a Consolidated Basis."

               (g) The Maximum Ratio of Funded Indebtedness to EBITDA set forth in Section 6.10 of the Loan Agreement is hereby amended as follows:

                                                    Maximum Ratio of
               Period                        Funded Indebtedness to EBITDA
               ------                        -----------------------------
          3/31/2000 through 12/31/2000               6.00 to 1.00
          3/31/2001                                  6.50 to 1.00
          6/30/01                                    6.30 to 1.00
          9/30/2001                                  5.75 to 1.00
          12/31/2001 through 6/30/2002               5.00 to 1.00
          9/30/2002 through 12/31/2002               4.50 to 1.00
          3/31/2003 and thereafter                   4.00 to 1.00

          (h) The Capital Expenditure limits set forth in Section 7.6 of the Loan Agreement are hereby amended for the following periods as follows:

               Fiscal Year Ended                        Amount
               -----------------                        ------
               12-31-00                              $15,500,000

          (i)  A new Section 6.16 is hereby added immediately following Section
6.15 to read as follows:

     "Section 6.16  Additional Collateral Documents

     Each Borrower shall, and shall cause its Subsidiaries and its Affiliates to, at its expense, enter into any additional security, guaranty or other collateral agreements, as may be requested by the Lenders, which agreements shall be in form and substance satisfactory to the Lenders in their sole discretion."

     3.   Conditions of Effectiveness.  This Amendment shall become effective
          ---------------------------
upon satisfaction of the following conditions precedent:

          (a) the receipt by the Agent, on behalf of the Lenders, of four (4) copies of this Amendment executed by the Borrowers and the Required Lenders; and

          (b) the Borrowers shall have paid the amendment fee to each Lender party to this Amendment.

     4.   Representations and Warranties.  Each of the Borrowers hereby
          ------------------------------
represents and warrants as follows:

          (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment;

          (b) This Amendment has been duly executed and delivered by such Borrower and constitutes such Borrower's legal, valid and binding obligation, enforceable in accordance with its terms.

          (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Borrower of this Amendment.

          (d) The representations and warranties of the Borrowers set forth in the Loan Agreement are true and correct as of the date hereof (except those that expressly relate to an earlier date) and all provisions of the Loan Agreement and the Other Documents, except as amended hereby, are in full force and effect.

          (e) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

          (f) Such Borrower has no defenses, counterclaims or offsets with respect to the Loan Agreement and its performance of its obligations thereunder, or if such Borrower has any such defenses, claims, counterclaims or offsets to the Loan Agreement or the Other Documents or any transaction related to the Loan Agreement or the Other Documents, the same are hereby waived, relinquished and released in consideration of the Required Lender's execution and delivery of this Amendment.

     5.   Effect on the Loan Agreement.
          ----------------------------

          (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement, as amended hereby. The Other Documents, now or hereafter executed and delivered pursuant to the terms of the Loan Agreement are hereby amended so that any reference to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

          (b) Except as specifically amended herein, the Loan Agreement and the Other Documents, now or hereafter executed and delivered pursuant to the terms of the Loan Agreement, shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent, nor constitute a waiver of any provision of the Loan Agreement or the Other Documents executed and/or delivered under or in connection therewith.

     6.   Governing Law.  This Amendment shall be binding upon and inure to the
          -------------
benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

     7.   Headings.  Section headings in this Amendment are included herein for
          --------
convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     8.   Counterparts, Telecopied Signatures.  This Amendment may be executed
          -----------------------------------
in any number of and by different parties hereto, on separate counterparts, all of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     9.   Expenses.  Each of the Borrowers, jointly and severally, agrees to pay
          --------
all reasonable costs and expenses incurred in connection with the negotiation, execution and delivery of this Amendment, including the reasonable fees and expenses of the Agent's legal counsel.

     10.  ENTIRETY.  THIS AMENDMENT, THE LOAN AGREEMENT AND THE OTHER DOCUMENTS
          --------
EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THIS AMENDMENT, THE LOAN AGREEMENT AND THE OTHER DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

                 [Remainder of Page Left Intentionally Blank]

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.


U.S. BORROWERS:               WINCUP HOLDINGS, INC.


                              By:______________________________


                              RADNOR CHEMICAL CORPORATION


                              By:______________________________



                              STYROCHEM U.S., LTD.
                              By its general partner, StyroChem GP, L.L.C.
                              By its sole member, Radnor Chemical Corporation


                              By:______________________________


                              RADNOR HOLDINGS CORPORATION


                              By:______________________________


                              RADNOR DELAWARE, INC.


                              By:______________________________


                              STYROCHEM DELAWARE, INC.


                              By:______________________________

                              WINCUP TEXAS, LTD.
                              By its general partner, WinCup GP, L.L.C.
                              By its sole member WinCup Holdings, Inc.

                              By:______________________________


EUROPEAN BORROWERS:           STYROCHEM EUROPE (THE NETHERLANDS) B.V.


                              By:______________________________


                              STYROCHEM FINLAND OY


                              By:______________________________


                              THERMISOL DENMARK A/S


                              By:______________________________

                              THERMISOL SWEDEN AB


                              By:______________________________


                              THERMISOL FINLAND OY.


                              By:______________________________


AGENT AND LENDERS:            BANK OF AMERICA, N.A.
                              as Agent and a Lender


                              By:______________________________
                              Name:____________________________
                              Title:___________________________

                              FIRST UNION NATIONAL BANK,
                              as a Lender


                              By:______________________________
                              Name:____________________________
                              Title:___________________________